U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 13, 2001
                                                           -------------

                        Legal Club of America Corporation
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                    000-28193                84-1174969
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


                        1601 N. Harrison Pkwy., Suite 200
                                 Sunrise, Florida                       33323
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                     (Address of Principal Executive Offices)         (Zip Code)



                                 (954) 267-0920
                          ----------------------------
                           (Issuer's Telephone Number)


              ----------------------------------------------------
                   (Former name or former address, if changed
                               since last report)

Item 5.  Other Events

Legal Club of America Corporation issued a press release on July 13, 2001, a copy of which is attached as Exhibit 99 hereto, regarding a suit filed by its wholly-owned subsidiary, Einstein Computer Corporation, against Gateway, Inc.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits Filed

         No 99 - Legal Club of America Corporation press release dated July 13,
                 2001.


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
                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 18, 2001
                                         LEGAL CLUB OF AMERICA CORPORATION



                                         By: /s/ Brett Merl
                                             -----------------------------------
                                             Brett Merl, Chairman and
                                             Chief Executive Officer


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